SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO SPECIALTY FUNDS
For the Wells Fargo Specialized Technology Fund (the “Fund”)

Effective on June 1, 2020, the information with respect to the Fund in the management fee table in the section entitled “Manager and Class-Level Administrator” is hereby replaced with the following:

Fund	Fee
Specialized Technology Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.850% 0.840% 0.815% 0.790% 0.765% 0.755% 0.745%

Effective on June 1, 2020, the information with respect to the Fund in the subadvisory fee table in the section entitled “Sub-Advisers” is hereby replaced with the following:

Fund	Sub-Adviser	Fee
Specialized Technology Fund	AllianzGI U.S.	First $100M Next $200M Over $300M	0.570% 0.520% 0.500%

May 29, 2020